Exhibit 10.1

RV V HOLDINGS SRL

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RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.

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BEV HOLDINGS SRL

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ENERKEM HOLDCO I, LLC

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ENERKEM HOLDCO II, LLC

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VINCENT CHORNET

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ESTEBAN CHORNET

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MICHAEL DENNIS

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PIERRE RICHARD

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BDR CAPITAL L.P.

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CYCLE CAPITAL FUND I, L.P.

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WASTE MANAGEMENT OF CANADA CORPORATION

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SC FUELS INC.

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ATEL VENTURES, INC., AS TRUSTEE

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ENERKEM INC.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

January 27, 2010

TABLE OF CONTENTS

ARTICLE 1. INTERPRETATION		3

1.1	Definitions	3
1.2	Headings	7
1.3	Gender and Number	7
1.4	Currency	7
1.5	Invalidity of Provisions	7
1.6	Entire Agreement	7
1.7	Governing Law	7
1.8	Extended Meanings	7

ARTICLE 2. DISTRIBUTION RIGHTS		8

2.1	Rights Pursuant to Corporation Registration	8
2.2	Demand Registration	9
2.3	Limitations on Demand Distribution	11
2.4	Qualification Procedure	11
2.5	Distribution Expenses	12
2.6	Short-Form Distribution	13
2.7	Indemnification	14
2.8	Information by the Investors	15
2.9	Limitations on Subsequent Registration Rights	16
2.10	Rule 144 Reporting	16
2.11	Canadian Securities Law Requirements	17
2.12	Standoff Agreement	17

ARTICLE 3. REMEDIES		17

3.1	Injunctive Relief	17

ARTICLE 4. GENERAL PROVISIONS		18

4.1	Transfer of Rights	18
4.2	ATEL Special Provision	18
4.3	Aggregation of Registrable Securities	18
4.4	Amendment of Distribution Rights	18
4.5	Termination of Rights	19
4.6	Notices	19
4.7	Time of Essence	22
4.8	Enurement	23
4.9	Delays or Omissions	23
4.10	Further Assurances	23
4.11	Counterparts	23

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made as of the 27th day of January, 2010.

AMONG:

RV V HOLDINGS SRL, a limited liability society constituted under the laws of the Societies with Restricted Liability Act 1995 (Barbados) (“Rho Barbados”);

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RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L., a Luxembourg société à responsabilité limitée  (“Rho Luxco”);

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BEV HOLDINGS SRL, a limited liability society constituted under the laws of the Societies with Restricted Liability Act 1995 (Barbados) (“Braemar”);

ENERKEM HOLDCO I, LLC, a limited liability company constituted under the laws of Delaware (“Holdco I”)

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ENERKEM HOLDCO II, LLC, a limited liability company constituted under the laws of Delaware (“Holdco II”)

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VINCENT CHORNET, an individual residing at 135 Ballantyne North Montreal West, Québec, H4X 2B9 (“Vincent”);

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ESTEBAN CHORNET, an individual residing at 470 Montmagny, Sherbrooke, Québec, J1L 1H3 (“Esteban”);

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MICHAEL DENNIS, an individual residing at 1095 Park Ave.,17C, New York, NY 10128, USA (“Dennis”);

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PIERRE RICHARD, an individual residing at 242 Pasteur, Repentigny, Québec, J6A 7L8 (“Richard”);

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BDR CAPITAL L.P., a limited partnership formed under the laws of Québec (“BDR”);

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CYCLE CAPITAL FUND I, L.P., a limited partnership formed under the laws of Québec (“Cycle”);

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WASTE MANAGEMENT OF CANADA CORPORATION, an unlimited liability company constituted under the laws of Nova Scotia (“WM”);

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SC FUELS INC., a corporation constituted under the laws of Canada (“SC”);

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ATEL VENTURES, INC., AS TRUSTEE, a California corporation (“ATEL”)

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ENERKEM INC., a corporation incorporated under the Canada Business Corporations Act (the “Corporation”)

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any other person who, after the date of this Agreement, acquires Class A Preferred Shares and signs an attornment to this Agreement substantially in the form of Schedule B hereto or in such other form as may be approved by the directors of the Corporation.

WHEREAS Rho Barbados, Braemar, Vincent, Esteban, Dennis, Richard, BDR (as a Permitted Transferee of Fonds de solidarité des travailleurs du Québec (F.T.Q.)) and the Corporation are party to that certain Registration Rights Agreement dated as of April 1, 2008 (the “Original Agreement”);

WHEREAS section 2.9 of the Original Agreement contains limitations on the Corporation’s ability to grant registration rights;

WHEREAS pursuant to section 4.3 of the Original Agreement, the Original Agreement can be amended by the written consent of the Corporation and the Investors holding at least a majority of the total number of Registrable Securities then held by all Investors;

WHEREAS the Original Agreement was amended (the “First Amendment”) on or about March 11, 2009 in connection with the issuance to ATEL of a warrant to acquire Series 3 Class A Preferred Shares in the capital of the Corporation (the “Warrant”);

WHEREAS the Corporation and Rho Barbados, Rho Luxco, Holdco I, Holdco II, Dennis, Cycle, WM and SC are parties to a subscription agreement of even date herewith (the “Subscription Agreement”), which provides for the execution and delivery of this Agreement as a closing condition to the transactions contemplated thereby;

AND WHEREAS the Investors wish certain registration rights with respect to the sale of Registrable Securities.

NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1                               Definitions

(1)                                  As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall have the meaning ascribed thereto in the Canada Business Corporations Act;

“Agreement” means this agreement entitled “Amended and Restated Registration Rights Agreement” and all schedules and all instruments supplemental hereto or any amendment or confirmation hereof, as they may be supplemented or amended from time to time, and “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to this Agreement and not to any particular article or Section or subsection and “Article” or “Section” or “subsection” mean and refer to the specified article or Section or subsection of this Agreement;

“ATEL” has the meaning set out in the recitals;

“BDR” has the meaning set out in the recitals;

“Braemar” has the meaning set out in the recitals;

“Business Day” means any day except Saturday, Sunday or any statutory or civic holiday in the Province of Québec and in the state of New York;

“Canadian Securities Laws” includes the Securities Act and any other similar legislation in any other province in which the Corporation is or becomes a reporting issuer;

“Class A Preferred Shares” means the Class A Preferred Shares in the capital of the Corporation, as those shares may be amended, revised, updated, converted, consolidated,

subdivided, exchanged, redesignated, reclassified, or otherwise changed from time to time;

“Common Shares” means the Class A Common Shares in the capital of the Corporation as they may be converted, consolidated, subdivided, exchanged, redesignated, reclassified, or otherwise changed from time to time including the Common Shares underlying the Class A Preferred Shares;

“Cycle” has the meaning set out in the recitals;

“Demand Distribution” has the meaning set out in Section 2.2(1);

“Dennis” has the meaning set out in the recitals;

“Distribution” means a distribution of Common Shares to the public by way of a Prospectus under securities legislation in any applicable jurisdiction in Canada or in the United States and does not include a distribution under the U.S. Securities Act made solely in respect of a merger, acquisition or employee benefits plan or a transaction to which Rule 144 made under the U.S. Securities Act is applicable;

“Distribution Expenses” means all expenses incurred by the Corporation in complying with Sections 2.1, 2.2 and 2.6, including, without limitation, all distribution and filing fees, printing expenses, fees and disbursements of counsel for the Corporation and independent public accountants or chartered accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with provincial and state securities laws, stock exchange listing fees, fees of the National Association of Securities Dealers, Inc. and any successor institution, transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one legal counsel for the sellers of Registrable Securities not to exceed US$30,000 if applicable, but excluding any Selling Expenses;

“Esteban” has the meaning set out in the recitals;

“Holdco I” has the meaning set out in the recitals;

“Holdco II” has the meaning set out in the recitals;

“Indemnified Parties” has the meaning set out in Section 2.7(1);

“Initial Distribution” means the first Distribution;

“Investors” means Rho Barbados, Rho Luxco, Braemar, Holdco I, Holdco II, Vincent, Esteban, Dennis, Richard, BDR, WM, SC, Cycle and any other Person holding Registrable Securities to whom the registration rights granted under this Agreement have been transferred in accordance with Section 4.1, and “Investor” means any one of the foregoing;

“Long-Form Distribution” means any Distribution other than a Short-Form Distribution;

“Person” means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature;

“Prospectus” means any of:

(a)                                  “preliminary prospectus” and a “prospectus” as those terms are used in the Securities Act;

(b)                                 a “prospectus” as that term is used in the U.S. Securities Act; and

(c)                                  a “registration statement” as that term is used in the U.S. Securities Act;

including in each case all amendments, supplements and exhibits thereto;

“Recognized Stock Exchange” means a recognized stock exchange such as the Toronto Stock Exchange, the New York Stock Exchange or the NASDAQ stock market;

“Registrable Securities” means (i) Common Shares issued or issuable pursuant to the conversion of the Class A Preferred Shares; (ii) Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Class A Preferred Shares or the Common Shares issued or issuable pursuant to the conversion of the Class A Preferred Shares; (iii) any Common Shares acquired by an Investor pursuant to the Shareholders Agreement or pursuant to any other arrangement; (iv) any Common Shares issued or issuable upon conversion of any debt instrument or other right held by an Investor; and (v) any other Common Shares issued in respect of stock splits, stock consolidations, reclassifications, recapitalizations or similar events in respect of the Class A Preferred Shares; provided, however, that Registrable Securities shall not include (A) any Common Shares which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned or (B) any Common Shares held by holders who are residents in Canada not subject to applicable Canadian Securities Laws, if such holders have the right (subject to any contractual commitments to the contrary) to freely sell such Common Shares on a Recognized Stock Exchange without a prospectus or resort to a prospectus exemption under applicable securities laws. Notwithstanding the foregoing, any Common Shares acquired by Vincent, Esteban, Dennis or Richard by way of direct subscription or pursuant to the conversion of Class D Common Shares into Class A Common Shares shall be deemed not to be Registrable Securities;

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a prospectus in compliance with the Securities Act and/or a registration statement in compliance with the U.S. Securities Act and applicable rules and regulations thereunder, and the issuance of a final receipt with respect to such prospectus filed in compliance with the Securities Act and/or the declaration or ordering of the effectiveness of such registration statement pursuant to the U.S. Securities Act.

“Rho Barbados” has the meaning set out in the recitals;

“Rho Luxco” has the meaning set out in the recitals;

“Richard” has the meaning set out in the recitals;

“Rule 144” means Rule 144 as promulgated by the U.S. Commission under the U.S. Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the U.S. Commission;

“SC” has the meaning set out in the recitals;

“Securities Act” means the Securities Act (Québec) as it may be amended from time to time and any successor legislation;

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Investors (other than the fees and disbursements of one legal counsel for the sellers of Registrable Securities included in  Distribution Expenses);

“Shareholders Agreement” means the amended and restated shareholders agreement among the Corporation and all the shareholders of the Corporation dated as of the date hereof, as amended from time to time;

“Short-Form Distribution” means a distribution on Form S-3 or Form F-3 under the U.S. Securities Act or under National Instrument 44-101 adopted as a rule pursuant to the Securities Act, as they may be amended or replaced from time to time;

“Subscription Agreement” has the meaning set forth in the recitals;

“U.S. Blue Sky Laws” includes securities laws and any other similar legislation in any United States state in which the Corporation is or becomes a reporting issuer;

“U.S. Commission” means the United States Securities and Exchange Commission or any other United States federal agency at the time administering the U.S. Securities Act and the U.S. Exchange Act;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar successor United States federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, or any similar successor United States federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time;

“Vincent” has the meaning set out in the recitals; and

“WM” has the meaning set out in the recitals.

(2)                                  The definitions contained in the Subscription Agreement are hereby incorporated by reference into and form part of this Agreement.  To the extent that there is an inconsistency between a term defined herein and defined in the Subscription Agreement, the definition used herein shall prevail.

1.2                               Headings

The inclusion of headings in this Agreement is for convenience of reference only and does not affect the construction or interpretation of this Agreement.

1.3                               Gender and Number

In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender includes both genders.

1.4                               Currency

Except as otherwise expressly provided in this Agreement, all amounts in this Agreement are stated and, if applicable, will be paid in Canadian currency.

1.5                               Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any provision by a court of competent jurisdiction will not affect the validity or enforceability of any other provision.

1.6                               Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes any prior contracts, negotiations and discussions of the parties in respect of the subject matter hereof, including the Original Agreement, the First Amendment and the term sheet dated on or about January 5, 2009 among Dennis, Rho Barbados, Braemar, BDR, WM, Cycle, SC and the Corporation.  There are no warranties, conditions or representations (including any that may be implied by statute) and there are no agreements in connection with the subject matter except as specifically set out or referred to in this Agreement.  No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made by one party to this Agreement or its directors, officers, employees or agents, to the other parties to this Agreement or their respective directors, officers, employees or agents, except to the extent that the reliance has been reduced to writing and included as a term of this Agreement.  Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any warranty, representation, opinion, advice or assertion of fact, except to the extent aforesaid.

1.7                               Governing Law

This Agreement is governed by the laws of the Province of Québec and the federal laws applicable therein.

1.8                               Extended Meanings

The terms “including” or “include” shall mean “including without limitation” and “include without limitation”, respectively.

ARTICLE 2
DISTRIBUTION RIGHTS

2.1          Rights Pursuant to Corporation Registration

(1)           If the Corporation shall determine to qualify or register any of its securities under the Canadian Securities Laws and/or the U.S. Securities Act (including the Initial Distribution, provided that the underwriters for such Initial Distribution acting reasonably, determine that such registration shall not affect the Initial Distribution), either for its own account or the account of a security holder or holders (other than pursuant to Section 2.2 or 2.6 hereof), other than a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities (other than convertible debt securities), or a registration on any registration form that does not permit secondary sales, the Corporation will:

(a)                                  at least 30 Business Days prior to the proposed date of such qualification or registration give the Investors written notice thereof; and

(b)                                 subject to Section 2.1(3), include in such registration or qualification, and in any underwriting involved therein, all the Registrable Securities specified in a written request by the Investors and received by the Corporation within 10 Business Days after the written notice from the Corporation described in Section 2.1(1)(a) above is delivered by the Corporation.  Such written request may specify all or a part of an Investor’s Registrable Securities.

(2)           If the registration of which the Corporation gives notice is for a registered public offering or Distribution involving an underwriting, the Corporation shall so advise the Investors as a part of the written notice given pursuant to Section 2.1(1)(a).  In such event, the right of each Investor to registration pursuant to this Section 2.1 shall be conditional upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein.  If an Investor proposes to distribute its Registrable Securities through such underwriting, then the Investor (together with the Corporation and the other holders of securities of the Corporation distributing their securities through such underwriting) will enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation.

(3)           Notwithstanding any other provision of this Section 2.1, if the lead underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting to any amount for the Initial Distribution but to not less than the amount of 25% of any offering after the Initial Distribution and the number of shares that may be included in the underwriting shall be allocated (i) first, to the Corporation; (ii) second, to the applicable Investors on a pro rata basis based on the total number of Registrable Securities held by such Investors; (iii) third, to any shareholder of the Corporation (other than an Investor) on a pro rata basis.  The Corporation shall so advise the Investors requesting registration of its pro rata allocation.  The right of the Corporation or the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that all shares that are not Registrable Securities and are held by Persons who are employees or former employees of the Corporation (or any subsidiary of the Corporation) shall first be excluded from such registration and underwriting before any Registrable Securities held by the Investor are so excluded.

(a)                                  If the Investor does not agree to the terms of any such underwriting (including the terms of the underwriting agreement referred to in Section 2.1(2)), the Investor shall be excluded therefrom by written notice from the Corporation or the underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(b)                                 If Registrable Securities are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced so as not to jeopardize the offering, the Corporation shall then offer to all applicable Investors who have retained the right to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated on a pro rata basis among the applicable Investors requesting additional inclusion in accordance with Section 2.1 hereof.

(4)           The Corporation shall have the right, without the consent of any holder of Registrable Securities, to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Securities in such registration.

2.2          Demand Registration

(1)           Subject to Section 2.3, if the Corporation shall receive from Investors holding at least 25% of all of the then outstanding Registrable Securities, at any time or times not earlier than 180 days after the effective date of the Corporation’s Initial Distribution, a written request that the Corporation effect any registration pursuant to this Section 2.2 (a “Demand Distribution”), the Corporation will:

A.                                   within ten days of such receipt, give written notice of the proposed registration to the Investors; and

B.                                     use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under, where applicable, the Securities Act, Canadian Securities Laws, U.S. Securities Act, U.S. Blue Sky Laws and/or other United States securities laws, and appropriate compliance with the U.S. Securities Act) as soon as practicable, and in any event within 90 days, as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investor or Investors joining in such request as are specified in a written request received by the Corporation within 20 days after such written notice from the Corporation is mailed or delivered. Notwithstanding any other provision contained herein, if the lead underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten, no Registrable Securities will be so excluded unless the underwriter first excludes all other securities proposed to be included in such underwriting and registration (including securities for the account of the Corporation) and the underwriter shall allocate the number of Registrable Securities that may be included in the underwriting among the holders of Registrable Securities that have elected to participate, pro rata according to the number of Registrable Securities held by each such holder.

(2)           The Corporation shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.2 if:

A.                                   the Corporation shall furnish to the Investors a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors, the effect of the filing would materially impede the ability of the Corporation to consummate a significant transaction or there exists at the time material non-public information relating to the Corporation the disclosure of which would be seriously detrimental to the Corporation and that it is on that basis alone, in the best interests of the Corporation to defer the filing of such registration statement at such time, then the Corporation’s obligation to use its best efforts to register, qualify or comply under this Section 2.2 shall be deferred for a period of not more than 90 days from the date of receipt of the request of the Investor(s) in accordance with Section 2.2(1); provided, however, that the Corporation shall not defer its obligation pursuant to this Section 2.2(2)A more than once in any 12 month period;

B.                                     at the time of such request, the Corporation is engaged in a self-tender or exchange offer and the filing of a Prospectus would cause a violation of the U.S. Exchange Act or applicable Canadian Securities Laws;

C.                                     within 30 days of receipt of a written request that the Corporation effect a Demand Distribution the Corporation delivers a written notice to all holders of Registrable Securities of its intent to file a registration statement for its Initial Distribution within 90 days; provided, however, that the Corporation shall not defer its obligation pursuant to Section 2.2(2)C more than once in any 12 month period; or

D.                                    such Demand Distribution will be completed within the 90 day period commencing on the date of any Distribution in which the Investors were entitled (subject to underwriter cutbacks) to include Registrable Securities pursuant to this Agreement; or

E.                                      such Demand Distribution will be completed within the 180 day period commencing on the date of the Corporation’s Initial Distribution.

2.3          Limitations on Demand Distribution

(1)           The rights granted to the Investors in Section 2.2 are subject to the following limitations:

(a)                                  the Investors will be entitled to require the Corporation to cause a Demand Distribution under Section 2.2 only if the anticipated gross proceeds of the Distribution are at least $5 million; and

(b)                                 the Investors shall be entitled to require only two completed Long-Form Distributions (Demand Distributions), provided that (i) any Long-Form Distribution in which the lead underwriter reduces the number of Registrable Securities of the Investors to be included by more than 25%; or (ii) any Long-Form Distribution that occurs after the delivery of a written notice under Section 2.2(2)C, shall not be one of the two Long-Form Distributions permitted under this Section.

2.4          Qualification Procedure

The Corporation will keep each Investor whose Registrable Securities are part of the Distribution advised in writing as to the terms and timing of any Distribution to be effected, and as to the completion thereof, by the Corporation pursuant to this Agreement.  At its expense, the Corporation will in connection with each Distribution under this Agreement:

(a)                                  use its best efforts to prepare and file with the appropriate securities regulatory authorities a Prospectus and any other documents necessary, including amendments and supplements in respect of those documents, to permit the Distribution and use its best efforts to keep such registration effective for a period of 120 days or until the Investor or Investors have completed the Distribution in compliance with all applicable securities laws, whichever first occurs;

(b)                                 furnish that number of Prospectuses, including a preliminary prospectus, and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Investors from time to time may reasonably request in order to facilitate the Distribution;

(c)                                  in the event of any underwritten Distribution, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the lead underwriter of the Distribution;

(d)                                 cause all the Common Shares to be Distributed to be listed on each stock exchange or quotation or other system on which the Common Shares are then listed or posted for trading;

(e)                                  provide a transfer agent and registrar and a CUSIP number for all Common Shares to be Distributed not later than the date of filing of the Prospectus;

(f)                                    furnish to the underwriter or underwriters involved in the Distribution all documents as they may reasonably request;

(g)                                 subject to applicable law and reasonable requests of any applicable underwriter, use all reasonable commercial efforts to minimize the number of shares of the Investors that are escrowed on any Distribution;

(h)                                 notify each Investor of Registrable Securities covered by such registration statement at any time when a Prospectus relating thereto is required to be delivered under the securities laws of Canada and/or the United States of the happening of any event as a result of which the Prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing, and promptly file such amendments and supplements which may be required on account of such event and use its best efforts to cause such amendment and supplement to become effective; and

(i)                                     use its best efforts to furnish, at the request of any Investor requesting registration of Registrable Securities pursuant to this Article 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article 2, if such Registrable Securities are sold through underwriters, or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investors requesting registration of Registrable Securities and (ii) a letter dated such date, from the auditors of the Corporation, in form and substance as is customarily given by the auditors to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investors requesting registration of Registrable Securities.

2.5          Distribution Expenses

The Corporation will pay all Distribution Expenses in connection with all Distributions under Sections 2.1, 2.2 and 2.6, provided, however, that any of the expenses for any Distribution or Prospectus requested by any Investor pursuant to this Agreement and subsequently withdrawn solely by the Investor, and not due to the exercise of the right of the Corporation pursuant to Section 2.2(2) hereunder, will be borne by the Investor (or if applicable, the Investors on a pro rata basis) unless the Investors holding at least a majority of the then outstanding Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.2; provided, further that, if at the time of that withdrawal, the Investor has learned of a material adverse change in the condition, business, or prospects of the Corporation from that known to the Investor at the time of its request and has withdrawn the request with reasonable promptness following discovery by the Investor of that material adverse change, in which case the Investor will not be required to pay any of those expenses (and, for greater certainty, if those expenses are in respect of a Long-Form Distribution, those expenses will not apply to reduce the number of remaining Long-Form

Distributions permitted under Section 2.3(1)(b)).  All Selling Expenses in connection with each Distribution under Sections 2.1, 2.2 and 2.6 will be borne by the participating sellers in proportion to the number of Registrable Securities sold by each relative to the total number of Common Shares sold pursuant to the Distribution.

2.6          Short-Form Distribution

(1)           After the Corporation has conducted its Initial Distribution, the Corporation shall use its best efforts to qualify for a Short-Form Distribution.  After the Corporation has qualified to conduct a Short-Form Distribution effective until all the Registrable Securities can be sold pursuant to Rule 144, in addition to the rights contained in the foregoing provisions of this Section 2, the holders of Registrable Securities shall have the right to request, subject to the terms hereof, an unlimited number of Short-Form Distributions (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Investor), provided, however, that the Corporation shall not be obligated to effect any such registration if (i) the anticipated net proceeds of such Short-Form Distribution (after distribution of underwriter’s discount and expenses related to the offering) is not expected to be at least CDN$1 million or (ii) if the Corporation furnishes the certification described in Section 2.2(2)A. The Corporation shall not be obliged to effect more than two registrations in any 12 month period.

(2)           If the Corporation shall receive a written request that the Corporation effect any registration pursuant to this Section 2.6 with respect to all or a part of the Registrable Securities the Corporation will:

A.                                   within ten days of such receipt, give written notice of the proposed registration to all other Investors; and

B.                                     use its best efforts to effect such registration (including, without limitation post-effective amendments, appropriate qualifications under the applicable securities laws of Canada and/or the United States) as soon as practicable, and in any event within 120 days, and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investor or Investors joining in such request as are specified in a written request received by the Corporation within 20 days after such written notice from the Corporation is mailed or delivered.  Notwithstanding anything to the contrary contained herein, if the registration requested is to be an underwritten offering and if the underwriters have not limited the number of Registrable Securities to be underwritten, the Corporation shall be entitled, at its election, to join in any such registration with respect to securities to be offered by it or any other party. Notwithstanding any other provision contained herein, if the lead underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten, no Registrable Securities will be so excluded unless the underwriter first excludes all other securities proposed to be included in such underwriting and registration (including securities for the account of the Corporation) and the underwriter shall then allocate the number of Registrable Securities that may be included  to the applicable Investors on a pro rata basis based on the total number of Registrable Securities held by such Investors.

2.7          Indemnification

(1)           If any Registrable Securities held by an Investor are included in a registration statement of Prospectus pursuant to this Agreement, the Corporation will hold harmless and indemnify the Investors and their officers, directors, employees, partners, members, shareholders and underwriters (the “Indemnified Parties”), to the fullest extent permitted by law, from and against any losses (other than loss of profit), claims, damages or liabilities to which the Indemnified Parties may be subject under any applicable securities law or otherwise, insofar as those losses, claims, damages or liabilities (or actions in respect of them) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Prospectus under which Common Shares were distributed under this Agreement, or any document incidental to the qualification of those Common Shares, or that arise out of or are based upon the omission or alleged omission to state any material fact required to be stated or necessary to make any statement not misleading, or any violation by the Corporation of any applicable securities laws in connection with the qualification or sale of Common Shares under applicable securities laws; provided, however, that the Corporation will not be liable in any case to the extent that any loss, claim, damage or liability is based upon an untrue statement or omission made in any Prospectus or other document in reliance upon and in conformity with information furnished in writing to the Corporation by any Indemnified Party or its agent pertaining to that Indemnified Party specifically for use in the preparation of the Prospectus. If the Investor participates in a Distribution it will jointly (within the meaning given to such term in the Civil Code of Québec) but not solidarily or jointly and severally, hold harmless and indemnify the Corporation and each other, and their respective officers, directors and employees and any underwriter of the Corporation, up to an amount equal to the net proceeds to the Investor pursuant to that Distribution from and against any losses (other than a loss of profit), claims, damages or liabilities to which any of them may be subject under any applicable securities laws or otherwise, insofar as those losses, claims, damages or liabilities (or actions in respect of them) are based upon any information furnished in writing to the Corporation by the Investor or its agent pertaining to that Investor specifically for use in preparation of the Prospectus, or any violation by that Investor of any applicable securities laws in connection with the qualification or sale of Common Shares under applicable securities laws; provided, for greater certainty, however, that no Investor will be liable in any case to the extent that any loss, claim, damage or liability is based upon an untrue statement or omission made in any Prospectus or other document which is not in reliance upon or in conformity with information pertaining to that Investor furnished in writing to the Corporation by the Investor or the agents of the Investor specifically for use in the preparation of the Prospectus. If either indemnification provided for in this Section 2.7(1) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or the Corporation with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Party or the Corporation hereunder, shall contribute to the amount paid or payable by such Indemnified Party or the Corporation as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party or the Corporation, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations, provided, however that no Investor shall be obligated to contribute in excess of the amount equal to the net proceeds to the Investor pursuant to the relevant Distribution.  The relative fault of the indemnifying party and of the Indemnified Party or the Corporation shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party or the Corporation and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(2)           If any claim contemplated by this Section 2.7 is asserted against any party, or if any potential claim contemplated by this Section 2.7 comes to the knowledge of any party, the party concerned will notify the Corporation or the Investor (whichever is the indemnifying party), as the case may be, as soon as possible of the nature of the claim and the Corporation or the Investor, as the case may be, will be entitled (but not required) to assume the defence of any suit brought to enforce that claim.  Any defence will be through legal counsel approved by the party making the claim for indemnification (which approval will not be unreasonably withheld) and no admission of liability will be made by the Corporation or the Investor, as the case may be, or the party making the claim for indemnification without, in each case, the consent of the other party, which consent will not be unreasonably withheld.  The party making the claim for indemnification will have the right to employ separate counsel in any suit and participate in its defence but the fees and expenses of counsel will be at the expense of the party making the claim for indemnification unless (i) the Corporation or the Investor, as the case may be, fails to assume the defence of the suit on behalf of the party making the claim for indemnification within 10 days of receiving notice of the suit; or (ii) the retainer of separate counsel has been authorized in writing by the Corporation or the Investor, as the case may be (in each of which cases the Corporation or the Investor, as the case may be, will not have the right to assume the defence of the suit on behalf of the party making the claim for indemnification but will be liable to pay the reasonable fees and expenses of counsel for the party making the claim for indemnification).  Each indemnified party will furnish that information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as will be reasonably required in connection with the defence of that claim and litigation resulting from that claim.  Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will prevail as among the parties to the underwriting agreement.

(3)           The provisions of this Section 2.7 will survive the completion of any and all Distributions under this Agreement.

2.8          Information by the Investors

The obligations of the Corporation to take any action pursuant to this Agreement in respect of the Registrable Securities of any selling Investor are conditional upon such selling Investor furnishing to the Corporation in writing all necessary information regarding such Investor and the proposed Distribution as the Corporation may reasonably request in writing and as may be reasonably required in connection with any qualification or compliance referred to in this Agreement.  Such Investors also agree to notify the Corporation as promptly as practicable of any material inaccuracy or change in information.

2.9          Limitations on Subsequent Registration Rights

From and after the date of this Agreement, the Corporation shall not, without the prior written consent of the holders of not less than a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation which would enable any or all of such holders or prospective holders to include such securities in any registration filed under Section 2.1, 2.2 and 2.6 hereof or to receive any other registration rights which have priority or could result in such holder or prospective holder having priority over any of the rights granted to the Investors under this Agreement.

2.10        Rule 144 Reporting

With a view to making available to each Investor the benefits of Rule 144 and any other rule or regulation of the U.S. Commission that may at any time permit an Investor to sell securities of the Corporation to the public without registration or pursuant to a Short-Form Distribution, the Corporation agrees to:

(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public so long as the Corporation remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the U.S. Exchange Act;

(b)                                 file with the U.S. Commission in a timely manner all other reports and documents required of the Corporation under the U.S. Securities Act and the U.S. Exchange Act at any time after it has become subject to such reporting requirements;

(c)                                  so long as an Investor owns any Registrable Securities, furnish to the Investor forthwith upon written request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public provided the Corporation has become subject to such reporting requirements), and of the U.S. Securities Act and the U.S. Exchange Act (at any time after the Corporation has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed or other information as an Investor may reasonably request in availing itself of any rule or regulation of the U.S. Commission allowing an Investor to sell any such securities without registration; and

(d)                                 take such action, including the voluntary registration of its Common Shares under Section 12 of the U.S. Exchange Act, as is necessary to enable the Investor to conduct a Short-Form Distribution for the sale of its Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective.

2.11        Canadian Securities Law Requirements

With a view to making available the benefits of certain rules and regulations of any Canadian Securities Laws that may at any time permit the sale of the Registrable Securities to the public without the filing of a Prospectus, the Corporation agrees to use its best efforts to:

(a)                                  once a public market exists in Canada for the Common Shares, maintain a listing of the Common Shares on each Canadian stock exchange or quotation system on which the Common Shares were listed or quoted in connection with the Initial Distribution;

(b)                                 file with the appropriate Canadian Securities Laws regulatory authorities in a timely manner all reports and other documents required of the Corporation under Canadian Securities Laws (at any time after the date that the Corporation becomes a reporting issuer under Canadian Securities Laws); and

(c)                                  subject to the terms of this Agreement, qualify the Common Shares under any Prospectus filed by the Corporation in accordance with applicable Canadian Securities Laws including in connection with the Initial Distribution.

2.12        Standoff Agreement

Each Investor agrees in connection with the Corporation’s Initial Distribution of the Corporation’s securities, upon request of the underwriters managing any underwritten offering of the Corporation’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of such underwriters, for such period of time (not to exceed one hundred eighty (180) days) as may be specified by such underwriters, plus a period of up to 34 days thereafter to comply with applicable National Association of Securities Dealers, Inc. rules from the effective date of such registration as may be requested by the underwriters, provided that (i) each officer and director of the Corporation and each holder of more than 1% of the Common Shares (determined on an as converted basis) shall agree to execute a similar document and (ii) if any such person is subsequently released in whole or in part from the restriction described in this Section then each Investor shall be released from such restriction in the same manner subject to such agreements pro rata based on the number of Registrable Securities each Investor holds.

ARTICLE 3
REMEDIES

3.1          Injunctive Relief

The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive relief on an interim or interlocutory basis as the court may deem just and proper in order to enforce this Agreement or prevent any violation of this Agreement at an interim or interlocutory stage and, to the extent permitted by applicable law, each party waives any objection to the imposition of that relief.

ARTICLE 4
GENERAL PROVISIONS

4.1                               Transfer of Rights

The rights granted by the Corporation under this Agreement may be assigned (subject to Section 4.2 below in the case of ATEL) to a transferee who acquires at least 25% of the Registrable Securities and/or a Permitted Transferee (as defined in the Shareholder Agreement) of a holder, provided that, in each case, (i) such transfer shall be in accordance with the terms and conditions of the Shareholder Agreement, (ii) the transferee or assignee agrees in writing to be bound by the provisions of this Agreement and (iii) the Corporation is given written notice at least two Business Days prior to the transfer, stating the name and address of the transferee or assignee and stating the number of Registrable Securities with respect to which these distribution rights are being assigned.  To the extent any rights have been transferred they may be exercised by an Investor on a pro rata basis with other transferees.

4.2                               ATEL Special Provision

Effective as of the date on which ATEL or its permitted assignee, as applicable, exercises the Warrant in whole or in part in accordance with its terms (including payment in full of the exercise price provided for therein) and becomes a holder of Class A Preferred Shares, but conditional upon ATEL becoming a party to the Shareholders Agreement:

(a)                                  the term “Investors” shall be deemed to include ATEL or its permitted assignee, as applicable; and

(b)                                 Schedule A shall be amended so as to add the name of ATEL or its permitted assignee, as applicable, and the number and series of Class A Preferred Shares held pursuant to such exercise.

ATEL shall not, without the prior written consent of the Corporation, be entitled to assign this Agreement or any of its rights hereunder, in whole or in part, except (i) at any time prior to exercise of the Warrant, to a permitted transferee of the Warrant, concurrently with any such permitted transfer (provided that such permitted transferee agrees in writing to be bound by the provisions hereof by executing an acknowledgment and attornment substantially in the form of Schedule B hereto (mutatis mutandis) or (ii) at any time after exercise of the Warrant, in accordance with section 4.1 above.

4.3                               Aggregation of Registrable Securities

All Registrable Securities held or acquired by an Investor and its Affiliates will be aggregated together for the purpose of determining the availability of any rights of that Investor under this Agreement.

4.4                               Amendment of Distribution Rights

Any provision of this Agreement may be amended and the observance of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and Investors holding at least

66-2/3% of the total number of Registrable Securities then held by the Investors.  Any amendment or waiver effected in accordance with this Section 4.4 will be binding upon the Corporation and each present and future Investor; provided that any amendment that would materially and adversely affect an Investor disproportionately (and without regard to the number of Registrable Securities held) more than any other Investor shall not be effective against such Investor without such Investor’s written consent with respect thereto.

4.5                               Termination of Rights

This Agreement, and the rights and obligations of the parties hereunder shall terminate with respect to any Investor on the earlier of:

(a)                                  seven years from the completion of the Corporation’s Initial Distribution;

(b)                                 on such date as a holder of Registrable Securities can sell all of its shares in any 3 month period pursuant to Rule 144 but only in respect of such holder of Registrable Securities;

(c)                                  the date on which an Investor no longer holds Registrable Securities but only in respect of such Investor; or

(d)                                 upon the agreement of Investors holding at least 70% of the total number of Registrable Securities then outstanding.

4.6                               Notices

Any notice or other communication required or permitted to be given under this Agreement will be in writing and given (i) by facsimile or (ii) by hand delivery and will be deemed to be received, in the case of (i), on the date after the communication has been successfully sent (as evidenced by printed receipt) and, in the case of (ii), on the date of delivery.  Notices and other communications will be addressed as follows:

in the case of the Corporation:

Enerkem Inc.
615 René-Lévesque Blvd. West
Room 820
Montreal, Québec
H3B 1P5

Attention:	Chief Executive Officer
Facsimile:	514-875-0835

with a copy to:

Stikeman Elliott LLP
1155 René-Lévesque Blvd. West
40th Floor
Montreal, Québec
H3B 3V2

Attention:	Steeve Robitaille and Gayle Noble
Facsimile:	514-397-3222

in the case of Rho Barbados:

“Braemar Court”, Suite 200
Deighton Rd.,
St. Michael, BB14017
Barbados, W.I.

Attention:	Lindsay D. Arthur and Stephen L. Greaves
Facsimile:	246-437-6092

in the case of Rho Luxco:

1, rue des Glacis
L-1628 Luxembourg

Attention:	Céline Pignon
Facsimile:	+352 26 39 12 00

in the case of BDR:

BDR Capital L.P.
1100, René Lévesque Boulevard West
Suite 1313
Montreal, Quebec
H3B 4N4

Attention:	Jean Bédard
Facsimile:	514-878-2446

in the case of Braemar:

Braemar
“Braemar Court”, Suite 200
Deighton Rd.,
St. Michael, BB14017
Barbados, W.I.

Attention:	Lindsay D. Arthur and Stephen L. Greaves
Facsimile:	246-437-6092

in the case of Vincent:

135 Ballantyne North
Montreal West, Québec
H4X 2B9

in the case of Esteban:

470 Montmagny
Sherbrooke, Québec
J1L 1H3

in the case of Dennis:

c/o Azure Developments Inc.
152 West 57th St.,23rd Floor,
New York, NY 10019 USA

Facsimile:	212-315-2086

in the case of Richard:

242 Pasteur
Repentigny, Québec
J6A 7L8

in the case of ATEL:

ATEL Ventures, Inc.
600 California Street, 6th Floor
San Francisco, CA 94108-2733

Attention:	General Counsel
Facsimile:	(415) 989-3796

in the case Cycle:

c/o Cycle Capital Management I, inc.
340-4050, Rue Molson
Montréal, Québec
H1Y 3N1

Attention:	Ms Andrée-Lise Méthot
Facsimile:	(514) 495-8034

in the case of WM:

Waste Management of Canada Corporation
c/o WM Organic Growth, Inc.
c/o Waste Management, Inc.
1001 Fannin St.
Suite 4000
Houston, TX 77002
Telephone: (713) 394-2181

Attention: Vice President/Director of Business Development
Facsimile: (713) 209-9710

With a copy to General Counsel at the same address and following facsimile number: (713) 209-9710

With a copy to:

Stinson Morrison Hecker LLP
1201 Walnut, Suite 2900
Kansas City, MO 64106
Telephone: (816) 842-8600

Attention:	Robert Hunter and Jack Bowling
Facsimile:	(816) 691-3495

in the case of SC:

SC Fuels Inc.
470 Montmagny
Sherbrooke, Québec
J1L 1H3

Attention:	Esteban Chornet

in the case of Holdco I:

Enerkem Holdco I, LLC
340 Madison Avenue, 18th Floor
New York, NY 10017
Telephone: (212) 210-5780

Attention:	Neil Suslak
Facsimile:	(212) 210-5788

in the case of Holdco II:

Enerkem Holdco II, LLC
340 Madison Avenue, 18th Floor
New York, NY 10017
Telephone: (212) 210-5780

Attention:	Neil Suslak
Facsimile:	(212) 210-5788

4.7                               Time of Essence

Time is of the essence of this Agreement.

4.8                               Enurement

This Agreement will enure to the benefit of and be binding upon the parties to this Agreement and their respective successors and permitted assigns.

4.9                               Delays or Omissions

Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

4.10                        Further Assurances

Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do such other acts and things as may be necessary to more fully effectuate this Agreement.

4.11                        Counterparts

This Agreement may be executed in any number of counterparts and via facsimile, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties have executed this Agreement.

RV V HOLDINGS SRL

By:	/s/ Jeffery Martin
Name: Jeffery Martin
Title: Director

Amended and Restated Registration Rights Agreement

RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.

By:	/s/ Jeffery Martin
Name: Jeffery Martin
Title: Class A Manager

By:	/s/ Céline Pignon
Name: Céline Pignon
Title: Class B Manager

Amended and Restated Registration Rights Agreement

BEV HOLDINGS SRL

By:	/s/ Neil Suslak
Name: Neil Suslak
Title: Managing Partner

Amended and Restated Registration Rights Agreement

WASTE MANAGEMENT OF CANADA CORPORATION

By:	/s/ Don Carpenter
Name: Don Carpenter
Title: Vice President

Amended and Restated Registration Rights Agreement

SC FUELS INC.

By:	/s/ Vincent Chornet
Name: Vincent Chornet
Title:

Amended and Restated Registration Rights Agreement

CYCLE CAPITAL FUND I, L.P., by its general partner Cycle Capital, L.P., itself represented by its general partner Cycle Capital Management 1 Inc.

By:	/s/ Andrée-Lise Methot
Name: Andrée-Lise Methot
Title: Founder and Senior Partner

By:	/s/ Bernhardt Zeisig
Name: Bernhardt Zeisig
Title: Senior Partner

Amended and Restated Registration Rights Agreement

BDR CAPITAL L.P., by its general partner, BDR Partners 1 L.P., itself represented by its general partner 9198-1209 Québec Inc.

By:	/s/ Jean Bedard
Name: Jean Bedard
Title:

Amended and Restated Registration Rights Agreement

/s/ Michael Dennis
MICHAEL DENNIS

Amended and Restated Registration Rights Agreement

/s/ Vincent Chornet
VINCENT CHORNET

Amended and Restated Registration Rights Agreement

/s/ Esteban Chornet
ESTEBAN CHORNET

Amended and Restated Registration Rights Agreement

/s/ Pierre Richard
PIERRE RICHARD

Amended and Restated Registration Rights Agreement

ENERKEM INC.

By:	/s/ Vincent Chornet
Name: Vincent Chornet
Title: President, CEO

Amended and Restated Registration Rights Agreement

ENERKEM HOLDCO I LLC

By:	/s/ Neil S. Suslak
Name: Neil S. Suslak
Title: Managing Director

Amended and Restated Registration Rights Agreement

ENERKEM HOLDCO II LLC

By:	/s/ Neil S. Suslak
Name: Neil S. Suslak
Title: Managing Director

Amended and Restated Registration Rights Agreement

ATEL VENTURES, INC., AS TRUSTEE

By:	/s/ Paritosh K. Choksi
Name: Paritosh K. Choksi
Title: Executive Vice President

ATEL LEGAL DEPARTMENT APPROVED AS TO FORM

By:	/s/ KBJ

Amended and Restated Registration Rights Agreement

SCHEDULE A

INVESTOR

INVESTORS	Number and Series of Class A Preferred Shares

RV V HOLDINGS SRL	76,265 Class A Series 1 100,583 Class A Series 2 320,979 Class A Series 4

RHO VENTURES VI LUXEMBOURG HOLDINGS, S.A.R.L.	245,436 Class A Series 4

BEV HOLDINGS SRL	38,132 Class A Series 1 50,291 Class A Series 2 159,051 Class A Series 4

ENERKEM HOLDCO I, LLC	23,132 Class A Series 4

ENERKEM HOLDCO II, LLC	160,771 Class A Series 4

VINCENT CHORNET	978 Class A Series 2

ESTEBAN CHORNET	1,196 Class A Series 2

MICHAEL DENNIS	9,547 Class A Series 1 18,691 Class A Series 2 59,386 Class A Series 4

PIERRE RICHARD	2,174 Class A Series 2

BDR CAPITAL L.P.	51,080 Class A Series 1 31,794 Class A Series 4

WASTE MANAGEMENT OF CANADA CORPORATION	115,663 Class A Series 4

CYCLE CAPITAL FUND I. L.P.	76,086 Class A Series 4

SC FUELS INC.	2,173 Class A Series 4

SCHEDULE B

ATTORNMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

1.                                       The undersigned hereby acknowledges:

a)                                      receipt of a copy of the amended and restated registration rights agreement between Enerkem Inc. (the “Corporation”) and certain shareholders of the Corporation (the “Registration Rights Agreement”); and

b)                                     that the undersigned has read and understands the provisions of the Registration Rights Agreement.

2.                                       Capitalized terms used but not otherwise defined herein have the meanings attributed to such terms in the Registration Rights Agreement.

3.                                       The undersigned hereby attorns to and agrees to be bound as a party to the Registration Rights Agreement and to be subject to all of the rights and obligations of an Investor.  The undersigned, by signing below, agrees that such signature constitutes a signature to the Registration Rights Agreement.

4.                                       The undersigned acknowledges and confirms that prior to executing this attornment agreement the Corporation requested the undersigned to obtain legal advice with respect to the undersigned’s rights and obligations under the Registration Rights Agreement; and, furthermore, the undersigned confirms and agrees that:

a)                                      the undersigned has executed this attornment agreement on the undersigned’s own volition and without any duress whatsoever from the Corporation, the other Investors or any other Person; and

b)                                     if the undersigned did not obtain legal advice prior to executing this attornment agreement, the undersigned will not in any proceeding relating to the enforcement of rights or obligations under the Registration Rights Agreement raise that fact as a defence or otherwise.

DATED the               day of                                       .

Signature of Investor:

Name of Investor:
(please print)

Address of Investor: